Lyle B. Stewart, P.C.
                            3751 South Quebec Street
                             Denver, Colorado 80237
                             Telephone: 303-267-0920
                                Fax: 303-267-0922

                                                                    May 12, 2000


United States Securities and Exchange Commission
Division of Corporation Finance
450 Fifth Street, N.W.
Judiciary Plaza
Washington, D.C. 20549-1004

                  Re: Consolidated Capital of North America, Inc. Commission File No. 0-21821
                           Definitive Proxy Material

Dear Sir or Madam:

         On behalf of my client, Consolidated Capital of North America, Inc. (the "Corporation"), and pursuant to Rule 101(a)(1)(iii) under Regulation S-T promulgated by the U.S. Securities and Exchange Commission, we are filing herewith the definitive copy of the Proxy Statement and form of Proxy Card relating to the upcoming special meeting of the Corporation on June 5, 2000. The form of Proxy Card is attached at the end of the enclosed definitive Proxy Statement. The Corporation intends to release the definitive Proxy Statement to its shareholders on or about May 12, 2000.

         If you have any questions with respect to this filing or if comments are to be made regarding the enclosed material, please contact the undersigned at the telephone number above.

                                                   Very truly yours,
                                                     /s/ Lyle B. Stewart
                                                     -----------------------
                                                     Lyle B. Stewart

                                  SCHEDULE 14A
                     Information Required in Proxy Statement

                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

      Filed by the Registrant    [X]
      Filed by a Party other than the Registrant  [ ]

  Check the appropriate box:

  [ ]  Preliminary Proxy Statement
  [ ] Confidential,for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
  [X]  Definitive Proxy  Statement
  [ ]  Definitive Additional Materials
  [ ]  Soliciting Material Pursuant to ss.240.14a-  I I  (c)  or ss.240.14a- 12

                   Consolidated Capital of North America, Inc.
                   -------------------------------------------
                (Name of Registrant as Specified In Its Charter)

     -----------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0- 11.

          1)     Title of each class of securities to which transaction applies:

          2)     Aggregate number of securities to which transaction applies:

          3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0- 11 (Set forth in the amount on which the filing fee is calculated and state how it was determined)

          4)     Proposed maximum aggregate value of transaction:

          5)     Total fee paid:

  [ ] Fee paid previously with preliminary materials.

  [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0- 11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          1)      Amount Previously Paid:
          2)      Form, Schedule or Registration Statement No.:
          3)      Filing Party:
          4)      Date Filed:

                   CONSOLIDATED CAPITAL OF NORTH AMERICA, INC.
                           410 17th Street, Suite 400
                             Denver, Colorado 80202

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                           To Be Held on June 5, 2000

   To the Shareholders of Consolidated Capital of North America, Inc.:

   NOTICE IS HEREBY GIVEN that a Special Meeting (the "Special Meeting") of Shareholders of Consolidated Capital of North America, Inc., a Colorado corporation (the "Company"), will be held at 4:00 p.m. local time, on June 5, 2000, at 410 17th Street, Suite 400, Denver Colorado, for the following purposes:

    (1) To approve the proposal of the Board of Directors to amend the Articles of Incorporation of the Company to increase the number of the authorized shares of the Company's common stock from 200,000,000 to 850,000,000; and

   (2) To transact such other business as may properly come before the Special Meeting and any adjournments thereof.

   In accordance with the provisions of the Company's By-laws, the Board of Directors has fixed the close of business on May 5, 2000 as the date for determining the shareholders of record entitled to receive notice of, and to vote at, the Special Meeting and any adjournments thereof. A list of stockholders entitled to vote at the Special Meeting will be available for inspection at the offices of the Company and at the Special Meeting.

        SHAREHOLDERS ARE URGED TO FILL IN, DATE, SIGN AND PROMPTLY RETURN
            THE ENCLOSED PROXY IN THE ACCOMPANYING PREPAID ENVELOPE.

   The enclosed Proxy is solicited by and on behalf of the Board of Directors of the Company. All shareholders are cordially invited to attend the Special Meeting in person. Whether you plan to attend or not, please date, sign and return the accompanying proxy in the enclosed return envelope, to which no postage need be affixed if mailed in the United States. The giving of a proxy will not affect your right to vote in person if you attend the Special Meeting.

May 10, 2000                                 By Order of the Board of Directors,
                                                Donald R. Jackson, Secretary

                   CONSOLIDATED CAPITAL OF NORTH AMERICA, INC.
                           410 17th Street, Suite 400
                             Denver, Colorado 80202
                                 (888) 313-8051

                                 PROXY STATEMENT

                         Special Meeting of Shareholders
                           To Be Held on June 5, 2000

         This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Consolidated Capital of North America, Inc. (the "Company") for use at the Company's Special Meeting of Shareholders to be held at 4:00 p.m. local time, on June 5, 2000, at 410 17th Street, Suite 400, and at any adjournment thereof (the "Special Meeting").

         All shares represented at the Special Meeting by proxies will be voted provided that such proxies are properly signed and dated. In cases where a choice is indicated, the shares represented will be voted in accordance with the specifications so made. In cases where no specifications are made, the shares represented will be voted FOR the proposed amendment to the Articles of Incorporation, and at the discretion of the proxy holders on any other matter that may properly come before the meeting or any adjournment thereof.

         Any shareholder executing and returning a proxy has the power to revoke such proxy at any time prior to the voting thereof by: (a) written notice to the Secretary of the Company at the Company's headquarters delivered prior to the commencement of the Special Meeting, (b) providing a signed proxy bearing a later date, or (c) appearing in person and voting at the Special Meeting.

         The Company will pay all of the costs of preparing, assembling and mailing the form of proxy, Proxy Statement and other materials which may be sent to the shareholders in connection with this solicitation, as well as any costs of soliciting proxies in the accompanying form. Solicitation will be made through the mail, in person, and by telecommunications, by regularly employed officers and other employees of the Company, who will receive no additional compensation for such. The Company expects to request brokers and nominees who hold stock in their names to furnish this proxy material to their customers and to solicit proxies from them. The Company will reimburse such brokers and nominees for their out-of-pocket and reasonable clerical expenses in connection therewith. The Company may retain the services of a professional proxy solicitation firm, in which case the Company will pay such firm its standard fees for such services and reimburse such firm for its out-of-pocket expenses.

                            QUORUM AND VOTING RIGHTS

         Voting rights at the Special Meeting of Shareholders are vested in the holders of the Company's shares of common stock, par value $.0001 per share (the "Common Stock"), with each share entitled to one vote. Only holders of record of shares of Common Stock at the close of business on May 5, 2000 are entitled to vote at the Special Meeting. On May 5, 2000, the Company had issued and outstanding 200,000,000 shares of Common Stock. The holders of a majority of the outstanding shares of Common Stock shall constitute a quorum, which is necessary for the transaction of business at the Special Meeting. If a quorum is present, the amendment to the Articles of Incorporation will be approved if the amendment receives the affirmative vote of the holders of a majority of the outstanding shares of Common Stock. Where brokers have not received any instructions from their clients on how to vote on a particular proposal, brokers are permitted to vote on routine proposals but not on nonroutine matters. The absence of votes on nonroutine matters are "broker nonvotes." Abstentions and broker nonvotes will be counted as present for purposes of establishing a quorum, but will have the effect of a "no" vote on the proposal to amend the Company's Articles of Incorporation.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

         Set forth in the table below is information concerning the beneficial ownership, as of the close of business on May 5, 2000, of the Company's Common Stock by (i) each person who was known by the Company to be a beneficial owner of more than 5% of the shares of Common Stock; (ii) by all directors; (iii) by each of the executive officers, and (iv) by all directors and executive officers of the Company as a group. "Beneficial ownership" is defined to include any shares of Common Stock that could be issued within sixty days as a result of the exercise or conversion of any warrant, option, convertible securities or other rights.

                                                                                                    Percent of
                    Name                                          Number of Shares               Voting Securities
--------------------------------------------                      ----------------               -----------------
Stone Pine Colorado, LLC(1)                                           26,390,617(2)                   11.99%
Stone Pine Capital, LLC(1)                                            26,423,950(3)                   12.00%
Stone Pine Atlantic Equities, LLC(1)                                  26,390,617(4)                   11.99%
Stone Pine Financial Group, LLC(1)                                    22,934,166(5)                   10.29%
ERB Acquisition Group, L.L.C.(1)                                      24,491,000(6)                   10.91%
Thompson H. Rogers(7)                                                 73,930,140(8)                   27.65%
Stone Pine Venture Lending, LLC(1)                                    27,260,659(9)                   13.30%
Security Income Trust L.P.(1)                                         78,271,650(12)                  28.33%
Paul Bagley(1)(13)(14)                                               294,036,009(15)                  63.68%
Richard D. Bailey(16)(13)(14)                                          3,333,333(17)                   1.67%
Donald R. Jackson(1)(13)(14)                                          40,679,499(18)                  18.63%
L. Wayne Harber(19)(13)                                                        0                        --
John D. McKey, Jr.(20)(13)                                                     0                        --
John P. Takacs(1)                                                     40,647,859(21)                  18.62%
Capital Fund Leasing, LLC(22)                                         37,701,286(23)                  18.66%
U.S. Steel Group of USX Corporation(24)                               13,556,617(25)                   6.49%
LM Investment Group, Inc.(26)                                         11,788,175(27)                   5.89%
All Directors and Executive Officers
   as a group (5 persons)                                            297,392,982(28)                  64.41%

----------------------------
(1) The address for each person is 410 17th Street, Suite 400, Denver, Colorado 80202.

(2) Stone Pine Colorado, LLC ("SP Colorado") directly owns 6,231,867 shares of the Company's outstanding Common Stock and 317,500 shares of the Company's Class B Preferred Stock. The original terms of the Class B Preferred Stock provide that the Class B Preferred Stock is convertible into Common Stock on a share-for-share basis. However, the Company has offered to exchange shares of Common Stock for all of the Company's outstanding debt and preferred stock. Pursuant to the terms of the offer, SP Colorado has agreed to convert the 317,500 shares of Class B Preferred Stock, along with the accrued but unpaid dividends, into 20,158,750 shares of Common Stock. (The 6,231,867 shares of outstanding Common Stock directly owned by SP Colorado and the 20,158,750 shares of Common Stock that are issuable from the conversion of the Class B Preferred Stock are collectively referred to as the "SP Colorado Shares".) The following persons are members of SP Colorado and each own an equal voting interest in SP Colorado: Stone Pine Capital, LLC ("SP Capital"), Stone Pine Atlantic Equities, LLC ("SP Atlantic Equities") and Thompson H. Rogers. Paul Bagley is the designated voting person for both SP Capital and SP Equities. SP Colorado, SP Capital, SP Atlantic Equities, Paul Bagley and Thompson H. Rogers are referred to herein as the "SP Colorado Reporting Persons". Each SP Colorado Reporting Person may be deemed a member of a group that shares voting and dispositive power over the SP Colorado Shares and accordingly may be deemed to beneficially own the SP Colorado Shares.

(3) This amount includes 33,333 shares of the Company's outstanding Common Stock directly owned by SP Capital (the "SP Capital Shares") and the SP Colorado Shares (see (2)).

(4)      This amount represents the SP Colorado Shares (see (2)).

(5) Stone Pine Financial Group, LLC ("SP Financial") directly owns 76,666 shares of the Company's outstanding Common Stock and 360,000 shares of the Company's Class A Preferred Stock. The original terms of the Class A Preferred Stock provide that the Class A Preferred Stock is convertible into Common Stock on a share-for-share basis. However, the Company has offered to exchange shares of Common Stock for all of the Company's outstanding debt and preferred stock. Pursuant to the terms of the offer, SP Financial has agreed to convert the 360,000 shares of Class A Preferred Stock, along with the accrued but unpaid dividends, into 22,857,500 shares of Common Stock. (The 76,666 shares of outstanding Common Stock directly owned by SP Financial and the 22,857,500 shares of Common Stock that are issuable from the conversion of the Class A Preferred Stock are collectively referred to as the "SP Financial Shares".) Messrs. Bagley and Rogers, as members of SP
         Financial, share voting and dispositive power over the SP Financial Shares and accordingly may each be deemed to beneficially own the SP Financial Shares.

(6) ERB Acquisition Group, L.L.C. ("ERB") directly owns 110,000 shares of the Company's outstanding Common Stock and 384,000 of the Company's Class A Preferred Stock. The original terms of the Class A Preferred Stock provide that the Class A Preferred Stock is convertible into Common Stock on a share-for-share basis. However, the Company has offered to exchange shares of Common Stock for all of the Company's outstanding debt and preferred stock. Pursuant to the terms of the offer, ERB has agreed to convert the 384,000 shares of Class A Preferred Stock, along with the accrued but unpaid dividends, into 24,381,000 shares of Common Stock. (The 110,000 shares of outstanding Common Stock directly owned by ERB and the 24,381,000 shares of Common Stock that are issuable from the conversion of the Class A Preferred Stock are collectively referred to as the "ERB Shares".) Messrs. Bagley and Rogers, as members of ERB, share voting and dispositive power over the ERB Shares and accordingly may each be deemed to beneficially own the ERB Shares.

(7) The address for Mr. Rogers is 1625 Farnam Street, Suite 700, Omaha, Nebraska 68102.

(8) This amount includes (i) 81,024 shares of the Company's outstanding Common Stock directly owned by Mr. Rogers, (ii) the SP Colorado Shares (see (2)), (iii) the SP Capital Shares (see (3)), (iv) the SP Financial Shares (see (5)), and (v) the ERB Shares (see (6)).

(9) Stone Pine Venture Lending, LLC ("SP Venture Lending") directly owns 22,296,159 shares of the Company's outstanding Common Stock, a $75,000 Convertible Note issued by the Company and Warrants to acquire 325,000 shares of Common Stock at an exercise price of $0.20 per share. The original terms of the Note provide that the Note is convertible into Common Stock at a rate of $0.12 per share. However, the Company has offered to exchange shares of Common Stock for all of the Company's outstanding debt and preferred stock. Pursuant to the terms of the offer, SP Venture Lending has agreed to convert the Note, along with the accrued but unpaid interest, into 4,639,500 shares of Common Stock. (The 22,296,159 shares of outstanding Common Stock directly owned by SP Venture Lending, the 4,639,500 shares of Common Stock that are issuable from the conversion of the Note and the 325,000 shares of Common Stock that would be received if the Warrants were exercised are collectively referred to as the "SP Venture Lending Shares".) Paul Bagley, John P. Takacs and Donald R. Jackson, as members of SP Venture Lending, share voting and dispositive power over the SP Venture Lending Shares and accordingly may each be deemed to beneficially own the SP Venture Lending Shares. (Record title to a portion of the SP Venture Lending Shares is held by Stone Pine Atlantic, LLC and SPIB Management, LLC ("SPIB Management"), as nominees for SP Venture Lending.)

(10) SPIB Management holds a $131,494 receivable from the Company for fees and expenses incurred on behalf of the Company. SPIB Management has agreed to convert the receivable into 6,574,700 shares of Common Stock. (The 6,574,700 shares of Common Stock that are issuable from the conversion of the receivable are referred to as the "SPIB Management Shares".) Messrs. Bagley, Takacs and Jackson, as members of SPIB Management, share voting and dispositive power over the SPIB Management Shares and accordingly may each be deemed to beneficially own the SPIB Management Shares.

(11) SPIB 1999, LLC ("SPIB 1999") holds a $136,250 receivable from the Company for fees and expenses incurred on behalf of the Company. SPIB 1999 has agreed to convert the receivable into 6,812,500 shares of Common Stock. (The 6,812,500 shares of Common Stock that are issuable from the conversion of the receivable are referred to as the "SPIB 1999 Shares".) Messrs. Bagley, Takacs and Jackson, as members of SPIB 1999, share voting and dispositive power over the SPIB 1999 Shares and accordingly may each be deemed to beneficially own the SPIB 1999 Shares.

(12) Security Income Trust L.P. ("SIT") directly owns 2,025,000 shares of the Company's outstanding Common Stock and a $1,250,000 Note issued by the Company. SIT has agreed to convert the Note, along with the accrued but unpaid interest, into 76,246,650 shares of Common Stock. (The 2,025,000 shares of outstanding Common Stock directly owned by SIT and the 76,246,650 shares of Common Stock that are issuable from the conversion of the Note are collectively referred to as the "SIT Shares".) Paul Bagley, as an indirect general partner of SIT, has voting and dispositive power over the SIT Shares and accordingly may be deemed to beneficially own the SIT Shares.

(13)     Director.

(14)     Executive Officer.

(15) Mr. Bagley directly owns 1,533,334 shares of the Company's outstanding Common Stock and a $1,750,000 Convertible Note issued by the Company. In addition, 5,000 shares of the Company's outstanding Common Stock are held by Mr. Bagley's spouse and 3,000 shares of the Company's outstanding Common Stock are held in Mr. Bagley's individual retirement account. The original terms of the Note provide that the Note is convertible into Common Stock at a rate of $0.20 per share. However, the Company has offered to exchange shares of Common Stock for all of the Company's outstanding debt and preferred stock. Pursuant to the terms of the offer, Mr. Bagley has agreed to convert the Note, along with the accrued but unpaid interest, into 99,726,050 shares of Common Stock. (The above discussed 1,541,334 shares of outstanding Common Stock and the 99,726,050 shares of Common Stock that are issuable from the conversion of the Note are collectively referred to as the "Bagley Shares".)

         This amount includes (i) the Bagley Shares, (ii) the SP Colorado Shares (see (2)), (iii) the SP Capital Shares (see (3)), (iv) the SP Financial Shares (see (5)), (v) the ERB Shares (see (6)), (vi) the SP Venture Lending Shares (see (9)), (vii) the SPIB Management Shares (see (10)),
         (viii) the SPIB 1999 Shares  (see  (11)),  and (ix) the SIT Shares (see
         (12)).

(16) The address for Mr. Bailey is 77 Franklin Street, 3rd Floor, Boston, Massachusetts 02110.

(17) This amount represents 3,333,333 shares of the Company's outstanding Common Stock directly owned by Mr. Bailey (the "Bailey Shares").

(18) Mr. Jackson directly owns 26,640 shares of the Company's outstanding Common Stock. In addition, 5,000 shares of the Company's outstanding Common Stock are held in Mr. Jackson's individual retirement account. (The above discussed 31,640 shares of outstanding Common Stock are collectively referred to as the "Jackson Shares".)

         This amount includes (i) the Jackson Shares, (ii) the SP Venture Lending Shares (see (9)), (iii) the SPIB Management Shares (see (10)), and (iv) the SPIB 1999 Shares (see (11)).

(19)     The address for Mr. Harber is 4 Moraine Point, Victor, New York 14564.

(20) The address for Mr. McKey is 2081 East Ocean Boulevard, 2nd Floor, Stuart, Florida 34996.

(21) This amount includes (i) the SP Venture Lending Shares (see (9)), (ii) the SPIB Management Shares (see (10)), and (iii) the SPIB 1999 Shares (see (11)).

(22) The address for Capital Fund Leasing, LLC ("Capital Fund Leasing") is c/o Frederick M. Luper, 1200 LeVeque Tower, 50 West Broad Street, Columbus, Ohio 43215-3374.

(23) Capital Fund Leasing is the registered owner of 35,651,286 shares of the Company's outstanding Common Stock and Warrants to acquire 2,050,000 shares of Common Stock at an exercise price of $0.20 per share.

(24) The address for U.S. Steel Group of USX Corporation ("USX") is 600 Grant Street, Pittsburgh, Pennsylvania 15219-2749.

(25) USX is the registered owner of 4,784,689 shares of the Company's outstanding Common Stock. In addition, USX holds a $1,833,333
         Convertible Note, which is convertible by its original terms into 8,771,928 shares of the Company's Common Stock. However, the Company has offered to exchange shares of Common Stock for all of the Company's outstanding debt and preferred stock. If USX, or an assignee of USX, were to accept the offer, 45,833,325 shares of Common Stock would be issuable upon the conversion of the Note (not including shares issuable with respect to the related accrued but unpaid interest).

(26) The address for LM Investment Group, Inc. ("LMI") is 523 N.E. 47th Street, Boca Raton, Florida 33431.

(27) LMI is the registered owner of 11,788,175 shares of the Company's outstanding Common Stock.

(28) This amount includes (i) the SP Colorado Shares (see (2)), (ii) the SP Capital Shares (see (3)), (iii) the SP Financial Shares (see (5)), (iv) the ERB Shares (see (6)), (v) the SP Venture Lending Shares (see (9)),
         (vi) the SPIB Management Shares (see (10)), (vii) the SPIB 1999 Shares (see (11)), (viii) the SIT Shares (see (12)), (ix) the Bagley Shares (see (15)), (x) the Bailey Shares (see (17)), and (xi) the Jackson Shares (see (18)).

                                   THE COMPANY

Current Strategy

         The Company's three operating subsidiaries, Angeles Metal Trim Co. ("Angeles"), Capitol Metals Co. ("CMC"), and TPSS Acquisition Corp. ("TPSS") are being liquidated at the direction of their senior creditors with the acquiescence of the Company. TPSS has been placed in the hands of a receiver under the jurisdiction of an Ohio court. Angeles and CMC have both made an assignment of their respective assets for the benefit of creditors. In all three cases, the assets have been substantially liquidated by the respective liquidators, and no assets remain to be distributed to the Company as the sole equity owner. The Company has no other source of income, and has therefore ceased operations. At September 30, 1999, as reported in its last Form 10-QSB for the third quarter of 1999, the Company had a negative net worth of $20,923,749.

         Management of the Company believes that the most likely prospect for the Company's financial revival at this time is to attempt to negotiate a merger or other combination of the Company with a private business that desires to become publicly traded in the U.S. securities market through the acquisition of a U.S. "public shell corporation". However, this strategy is not expected to succeed unless the Company is free of any significant contingent liabilities such as litigation, claims or material creditors that have not reached agreement with the Company to exchange their debt obligations for equity in the Company. A prior effort to combine with a private business, which was announced on December 1, 1999, was not successful because the Company's earlier attempt to exchange debt, preferred stock and other rights for equity was not successful. Creditors holding a substantial amount of Company debts did not respond to the offer.

         Management will continue to attempt to obtain the exchange of substantially all of the Company's debt, preferred stock and other rights for common stock, in order to be able to proceed with the strategy discussed above if another opportunity presents itself. The Company can not give any assurance that it will be able to reach an agreement with substantially all of its creditors to accept shares of common stock in the Company, which is expected to be required before the management of the Company could carry out the strategy discussed above. If substantially all creditors don't reach an agreement to exchange their debt for shares of common stock of the Company, the merger or combination strategy is not likely to be successful.

Inability to File with the SEC

         The Company did not have the financial resources necessary to obtain audited financial statements for 1999 and to file its Form 10-KSB for 1999 with the Securities and Exchange Commission by the due date for such filing, March 30, 2000. The failure to file its Form 10-KSB in a timely manner will lead to the loss of eligibility to have trading prices for the Company's common stock reported on the Over The Counter Bulletin Board (OTCBB), after a 30 day grace period. However, the common stock would still be eligible to be traded in the "pink sheets." Until the currently delinquent filing and other required filings in the future are made, certain holders of restricted and control securities will not be able to sell their Company securities under Rule 144. In addition, the Company would not be able to register any securities with the SEC for sale to the public until its financial statements are audited and all delinquent filings have been made.

Recent Developments

         The Company has been informed by two unaffiliated parties that they both separately have offered to purchase the outstanding debt and other claims of certain substantial creditors of the Company, who did not respond to the earlier offer of the Company. Each of such parties has informed the Company that if it is successful in its sole determination, it may make an offer for a combination with the Company as described above. The Company has no direct knowledge of the financial resources of either party, or the amount of debt or other claims it intends to purchase. The Company has been informed that LM Investment Group, Inc. has purchased certain outstanding debt of the Company. Such party has also agreed to purchase certain Company debt held by an affiliate of the Company, if such funds are used to retain a firm designated by such party to audit the Company's 1999 financial statements. Such firm has been retained. If such audit is completed, the Company would be in a position to file its delinquent 1999 Form 10-KSB and any other delinquent filings with the Securities and Exchange Commission.

               ARTICLES OF AMENDMENT TO ARTICLES OF INCORPORATION

         The Board of Directors has determined that it is in the best interest of the Company to amend the Company's Articles of Incorporation to increase the number of authorized shares of the Company's Common Stock from 200,000,000 to 850,000,000. The text of the proposed Articles of Amendment is attached hereto as Exhibit A. As of May 5, 2000, all 200,000,000 shares of the Company's authorized Common Stock are issued and outstanding. As of May 5, 2000, the Company had entered into commitments to issue (i) 450,000 shares of its Common Stock upon the exercise of outstanding options, (ii) 7,625,000 shares of its Common Stock upon the exercise of outstanding warrants, and (iii) 12,458,428 shares of its Common Stock upon the conversion of outstanding preferred stock and convertible debt of the Company. In addition, the Company's Board of Directors has extended and renewed an offer to exchange shares of Common Stock for outstanding debt of, and other claims against, the Company. Such offer could result in the issuance of up to 500,000,000 additional shares of Common Stock. The above commitments and/or the exchange offer, in the aggregate, could obligate the Company to issue up to 508,075,000 shares of the Company's Common Stock, while it has no shares of authorized and unissued Common Stock out of which it can satisfy any such obligations.

         In addition to satisfying the Company's current commitments as described above, the Company may be required to raise additional capital to finance its operations if and when a feasible business opportunity is presented to the Company. Currently, the Company has no income, no assets, and no operations, although the Board of Directors continues to look for business opportunities on behalf of the Company. The purpose of the proposed Amendment includes providing the Company with greater flexibility for entering into any opportunity that might be presented to it. Currently, the Company is restricted in its financing options due to the lack of authorized but unissued shares of Common Stock provided for in its Articles of Incorporation.

         The Company's shareholders will have no appraisal rights under Colorado law with respect to the Amendment or any equity financing that the Company may undertake after its adoption. In addition, shareholders do not have any preemptive rights to participate in any future issuance of Common Stock, and therefore will suffer dilution of ownership upon such issuance. The issuance of additional shares could also have the effect of diluting the earnings per share and book value of existing shares of Common Stock. Although the authorization of the additional shares is not intended as an anti-takeover device, the additional shares could be used to dilute the stock ownership of persons seeking to gain control of the Company, which could preclude existing shareholders from taking advantage of such a situation.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE 'FOR' THE ARTICLES OF AMENDMENT TO THE ARTICLES OF INCORPORATION. SUCH AMENDMENT SHALL BE APPROVED IF A MAJORITY OF THE OUTSTANDING SHARES OF COMMON STOCK VOTE IN FAVOR OF THE AMENDMENT.

                                  OTHER MATTERS

         Management knows of no other matters to be submitted to the Special Meeting. If any other matters properly come before the Special Meeting, it is intended that the person named in the enclosed form of Proxy will vote such Proxy in accordance with his reasonable judgment.

                                         By Order of the Board of Directors
 DATED:     May 10, 2000

                              ARTICLES OF AMENDMENT                    Exhibit A
                                       TO
                            ARTICLES OF INCORPORATION
                                       OF
                   CONSOLIDATED CAPITAL OF NORTH AMERICA, INC.

           Pursuant to the provisions of the Colorado Business Corporation Act, as amended (the "Act"), Consolidated Capital of North America, Inc., a corporation organized under the laws of the State of Colorado, by its Secretary and Treasurer, does hereby certify as follows:

           1. The name of the Corporation is Consolidated Capital of North America, Inc.

           2. The Board of Directors of said Corporation has consented to, authorized by unanimous written consent and passed resolutions declaring that the amendment to the Articles of Incorporation contained herein is advisable and decided to present such amendment to the shareholders of the Corporation at the Special Meeting of shareholders.

           3. Upon notice given to each shareholder of record entitled to vote on such amendment to the Articles of Incorporation in accordance with the requirements of the Act, the Special Meeting of the shareholders of the Corporation was held on June 5, 2000, at which meeting holders representing quorum power were present in person or represented by proxy, and the number of votes cast for the amendment by each voting group entitled to vote separately on the amendment was sufficient for approval by the voting group.

         4.       The amendment approved was as follows:

           Section  I  of  Article   IV  of  the   Corporation's   Articles   of
  Incorporation is amended in its entirety to read as follows:

           "Section 1. Authorized Capital. The total number of shares of all classes which the Corporation shall have authority to issue is 850,000,000, of which 10,000,000 shall be Preferred Shares, par value $.01 per share, and 840,000,000 shall be Common Shares, par value $.0001 per share, and the designations, preferences, limitations and relative rights of the shares of each class are as set forth in the following paragraphs."

           IN WITNESS WHEREOF, Consolidated Capital of North America, Inc. has caused these Articles of Amendment to Articles of Incorporation to be signed by its Secretary and Treasurer, effective as of the date of filing of these Articles of Amendment to Articles of Incorporation with the Secretary of State of the State of Colorado.

                                     CONSOLIDATED CAPITAL OF NORTH AMERICA, INC.

                                      By:
                                          --------------------------------
                                          Donald R. Jackson
                                          Its Secretary and Treasurer

[PROXY CARD]


                   CONSOLIDATED CAPITAL OF NORTH AMERICA, INC.
                           410 17th Street, Suite 400
                             Denver, Colorado 80202

                    PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                                  June 5, 2000

     .
     The undersigned hereby appoints each of Paul Bagley and Donald R. Jackson, individually, as proxy and attorney-in-fact for the undersigned, with full power of substitution, to vote on behalf of the undersigned at the Company's Special Meeting of Shareholders to be held on June 5, 2000 and at any adjournment(s) or postponement(s) thereof, all shares of the Common Stock, $.0001 par value, of the Company standing in the name of the undersigned or which the undersigned may be entitled to vote as follows:

     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" ITEM 1. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting or any adjournments or postponements thereof, in accordance with their reasonable judgment. This proxy when duly executed revokes any proxy or proxies heretofore given by the undersigned.

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

     1. To approve the proposal of the Board of Directors to amend the Articles of Incorporation to increase the authorized number of shares of common stock of the Company from 200,000,000 to 850,000,000:

                             FOR [  ]          AGAINST [  ]       ABSTAIN [  ]


-------------------------------------------------------------------------------
     [Reverse Side]


                                Please  sign  exactly  as name
                                appears at left:

                                Signature:______________________________________

                                Signature (if held jointly):____________________

                                Date: __________________________________________

     When shares are held by joint tenants, both must sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in the corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

     PLEASE MARK, SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.